Exhibit 99.1

iMedia Brands Reports Second Quarter 2022 Results

Q2 Net Sales were $133 Million, a 17% Increase Over Same Prior Year Period

MINNEAPOLIS, MN – August 24, 2022 – iMedia Brands, Inc. (the “Company” or “iMedia”) (NASDAQ: IMBI, IMBIL) today announced results for the second quarter ended July 30, 2022.

Second Quarter and Year-To-Date 2022 Summary & Recent Highlights:

•	Q2 Net sales were $133 million, a 17% increase over the same prior year period. Year-to-date net sales were $288 million, a 27% increase over the same prior period.

•	Q2 Gross margin was 36.3%, a 597 basis-point decline over the same prior year period. Year-to-date gross margin was 38.1%, a 334 basis-point decline over the same prior year period.

•	Q2 Net loss was $11.1 million or $(0.42) per common share, compared to the same prior-year period net loss of $4.2 million or $(0.23) per common share. Year-to-date net loss was $22.6 million or $(0.95) per common share, compared to the same prior-year period net loss of $7.5 million or $(0.45) per common share.

•	Q2 Adjusted EBITDA was $5.1 million, a 39% decrease over the same prior year-period. Year-to-date adjusted EBITDA was $14.3 million, a $2.1 million decrease, compared to the same prior-year period.

•	Total 12-month rolling active customer count, as of July 30, 2022, grew by 38% compared to the prior period, driven by Christopher & Banks and the addition of 1-2-3.tv

•	The Company strengthened its balance sheet during Q2 with $20.8 million net proceeds from the May common stock direct placement offering.

Consolidated Second Quarter and Year-to- Date 2022 Results:

	For the Three-Month Period Ended				For the Six-Month Period Ended
	July 30, 2022	July 31, 2021	Change		July 30, 2022	July 31, 2021	Change
Net Sales	$133.2	$113.4	17%		$287.8	$226.6	27%

Gross Margin %	36.3%	42.3%	(597	)bps	38.1%	41.5%	(334	)bps

Net loss attributable to non-controlling interest	$(0.1)	$(0.1)	27%		$(0.4)	$(0.3)	(47)%

Net loss attributable to shareholders	$(11.1)	$(4.2)	(161)%		$(23.0)	$(7.5)	(208)%

EPS	$(0.42)	$(0.23)	(162)%		$(0.95)	$(0.45)	(162)%

Adjusted EBITDA	$5.1	$8.3	(39)%		$14.3	$16.4	(13)%

Segment Second Quarter and Year-to-Date 2022 Highlights:

	For the Three-Month Period Ended				For the Three-Month Period Ended
	July 30, 2022				July 31, 2021
			Media				Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Sales	$109.9	10.4	12.9	$133.2	$101.6	10.4	1.5	$113.4

Gross Profit	$40.2	4.9	3.3	$48.4	$41.7	5.8	0.5	$48.0

Operating Income (Loss)	$(13.9)	2.6	1.5	$(9.8)	$(3.3)	1.2	(0.3)	$(2.4)

Adjusted EBITDA	$0.2	2.7	2.2	$5.1	$6.0	2.5	(0.2)	$8.3

	For the Six-Month Period Ended				For the Six-Month Period Ended
	July 30, 2022				July 31, 2021
			Media				Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Sales	$240.5	23.1	24.2	$287.8	$208.0	15.5	3.1	$226.6

Gross Profit	$92.4	10.8	6.6	$109.8	$84.6	8.1	1.3	$94.0

Operating Income (Loss)	$(23.1)	4.4	2.3	$(16.3)	$(4.8)	0.5	(0.1)	$(4.4)

Adjusted EBITDA	$5.0	5.2	4.1	$14.3	$13.6	2.9	(0.0)	$16.4

Entertainment & Consumer Brands Segments’ Second Quarter and Year-to-Date 2022 Key Operating Metrics:

Entertainment + Consumer Brands
	For the Three-Month Period Ended				For the Six-Month Period Ended
	July 30,	July 31,			July 30,	July 31,
Description	2022	2021	Change		2022	2021	Change
Net Units (000s)	2,910	1,735	68%		6,391	3,275	95%

Average Selling Price (ASP)	$37	$58	(36)%		$37	$61	(39)%

Return Rate %	18.4%	15.4%	296	bps	17.8%	16.1%	168	bps

Total Customers - 12 Month Rolling (000s)	1,534	1,109	38%

Entertainment + Consumer Brands
	For the Three-Month Period Ended				For the Six-Month Period Ended
	July 30,	July 31,			July 30,	July 31,
% of Net Merchandise Sales by Category	2022	2021	Change		2022	2021	Change
Jewelry & Watches	38%	41%	(246	)bps	38%	42%	(439	)bps

Home & Consumer Electronics	18%	14%	406	bps	18%	15%	348	bps

Beauty & Health	19%	24%	(503	)bps	19%	24%	(455	)bps

Fashion & Accessories	25%	21%	343	bps	25%	19%	546	bps

Total	100%	100%			100%	100%

(a)	For the three-month periods ended July 30, 2022 and July 31, 2021 and year-to-date period ended July 30, 2022 and July 31, 2021, period-over-period comparison of the key operating metrics above are impacted by the addition of 1-2-3.tv in the three-month period ended July 30, 2022 and year-to-date period ended July 31, 2021, particularly the ASP metric because 1-2-3.tv’s ASP is below $25.

Liquidity and Capital Resources:

As of July 30, 2022, total unrestricted cash was $20.0 million.

Outlook:

For the third quarter 2022, we anticipate reporting net sales of approximately $138 million, which is approximately 6% growth over the same prior year period. We anticipate reporting adjusted EBITDA of approximately $8 million, which is approximately a 20% decrease over the same prior year period.

For the full-year 2022, we anticipate reporting revenue of approximately $615 million, adjusted EBITDA of approximately $41 million and positive quarterly earnings per share in Q4 2022.

A reconciliation of adjusted EBITDA is not available on a forward-looking basis without unreasonable efforts because we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant items, including mergers and acquisitions, other transactions, settlements, integration activities, customer concessions, restructuring activities, and certain tax related events. These items are uncertain, depend on various factors and could have a material impact on earnings and cash flow measures determined in accordance with U.S. generally accepted accounting principles (“GAAP”) for the applicable future period.

Conference Call:

Q2 2022 Earnings Conference Call: Our Q2 earnings conference call and webcast is scheduled for Wednesday, August 24, at 8:30 a.m. Eastern time to discuss its financial results for the Second quarter ended July 30, 2022.

•	Date: Wednesday, August 24, 2022

•	Time: 8:30 a.m. Eastern time (7:30 a.m. Central time)

•	U.S. dial-in number: 1-877-407-9039

•	International dial-in number: 1-201-689-8470

•	Conference ID: 1373 2127

•	Webcast link: iMedia Brands 2Q earnings webcast

The conference call and webcast will be broadcast live and available for replay via the investor relations section of the iMedia Brands website at www.imediabrands.com. A replay of the conference call will be available after 11:30 a.m. Eastern time on the same day through September 7, 2022.

•	Toll-free replay number: 1-844-512-2921

•	International replay number: 1-412-317-6671

•	Replay ID: 1373 2127

About iMedia Brands, Inc.

iMedia Brands, Inc. (NASDAQ: IMBI, IMBIL) is a leading interactive media company capitalizing on the convergence of entertainment, ecommerce, and advertising. The company owns a growing, global portfolio of entertainment, consumer brands and media commerce services businesses that cross promote and exchange data with each other to optimize their consumer engagement experiences and to position the company as the leading single-source partner to television advertisers and consumer brands seeking to entertain and transact with customers.

Investors:

Ken Cooper

kcooper@imediabrands.com

(952) 943-6119

Media:

press@imediabrands.com

(952) 943-6125

iMEDIA BRANDS INC.
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands except share and per share data)

	July 30,	January 29,
	2022	2022
	(Unaudited)
ASSETS
Current assets:
Cash	$19,902	$11,295
Restricted Cash	1,575	1,893
Accounts receivable, net	65,577	78,947
Inventories	104,978	116,256
Current portion of television broadcast rights, net	22,797	27,521
Prepaid expenses and other	20,483	18,340
Total current assets	235,312	254,252
Property and equipment, net	47,074	48,225
Television broadcast rights, net	66,852	74,821
Goodwill	89,323	99,050
Intangible assets, net	27,075	27,940
Other assets	17,186	18,359
TOTAL ASSETS	$482,822	$522,647
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$81,358	$89,046
Accrued liabilities	36,278	44,388
Current portion of television broadcast rights obligations	34,254	31,921
Current portion of long-term debt	16,595	14,031
Current portion of operating lease liabilities	1,773	2,331
Deferred revenue	209	427
Total current liabilities	170,467	182,144
Long term broadcast rights liability	68,615	81,268
Long-term debt, net	176,477	176,432
Long-term operating lease liabilities	4,290	5,169
Deferred tax liability	5,183	5,285
Other long term liabilities	2,741	2,986
Total liabilities	427,773	453,284
Commitments and contingencies
Shareholders' equity:
Preferred stock, $0.01 per share par value, 400,000 shares authorized; zero shares issued and outstanding	—	—
Common stock, $0.01 per share par value, 49,600,000 and 29,600,000 shares authorized as of July 30, 2022 and January 29, 2022; 29,245,411 and 21,571,387 shares issued and outstanding as of July 30, 2022 and January 29, 2022	291	216
Additional paid-in capital	557,319	538,627
Accumulated deficit	(492,457)	(469,463)
Accumulated Other Comprehensive Income/(loss)	(10,104)	(2,429)
Total shareholders’ equity	55,049	66,951
Equity of the non-controlling interest	—	2,412
Total equity	55,049	69,363
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$482,822	$522,647

iMEDIA BRANDS, INC.

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except share and per share data)

	For the Three-Month Periods Ended		For the Six-Month Periods Ended
	July 30,	July 31,	July 30,	July 31,
	2022	2021	2022	2021
Net sales	$133,233	$113,442	$287,778	$226,644
Cost of sales	84,820	65,456	178,028	132,651
Gross profit	48,413	47,986	109,750	93,993
Margin %	36.3%	42.3%	38.1%	41.5%

Operating expense:
Distribution and selling	36,740	35,357	79,889	69,605
General and administrative	9,986	7,387	23,637	13,822
Depreciation and amortization	7,749	7,611	18,643	14,986
Restructuring costs	2,779	-	2,935	-
Total operating expense	57,254	50,356	125,104	98,413
Operating loss	(8,841)	(2,370)	(15,354)	(4,420)

Other income (expense):
Interest income and other	76	39	151	39
Interest expense	(4,073)	(1,381)	(9,835)	(2,694)
Change in fair value of warrant liability	3,529		3,529
Loss on sale of investment	(985)		(985)
Loss on debt extinguishment	(884)	(654)	(884)	(654)
Total other expense	(2,338)	(1,996)	(8,025)	(3,309)

Loss before income taxes	(11,179)	(4,366)	(23,378)	(7,729)

Income tax (provision) benefit	(16)	(15)	(32)	(30)

Net loss	(11,195)	(4,381)	(23,410)	(7,759)

Less: Net loss attributable to non-controlling interest	(96)	(132)	(415)	(282)

Net loss attributable to shareholders	$(11,099)	$(4,249)	$(22,995)	$(7,476)

Net loss per common share	$(0.42)	$(0.23)	$(0.95)	$(0.45)

Net loss per common share---assuming dilution	$(0.42)	$(0.23)	$(0.95)	$(0.45)

Weighted average number of common shares outstanding:

Basic	26,662,037	19,101,652	24,181,920	17,314,317
Diluted	26,662,037	19,101,652	24,181,920	17,314,317

IMEDIA BRANDS, INC.

AND SUBSIDIARIES

Reconciliation of Net Loss to Adjusted EBITDA

(Unaudited)

	For the Three-Month Period Ended July 30, 2022				For the Three-Month Period Ended July 31, 2021
			Media				Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Loss				$(11,099)				$(4,249)
Adjustments:
Television Broadcast Rights Amortization				5,150				6,036
Depreciation and Amortization, other				3,550				2,526
Interest, net				3,998				1,342
Tax				16				15

EBITDA (as defined)	$(3,010)	$2,950	$1,675	$1,615	$4,511	$1,355	$(196)	$5,670

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$(3,010)	$2,950	$1,675	$1,615	$4,511	$1,355	$(196)	$5,670
Adjustments:								-
Transaction, Settlement and Integration costs, net (a)	741	(256)	511	996	40	1,180	-	1,220
Non-Cash Share-Based Compensation	1,124	-	-	1,124	768	-	-	768
Loss on Debt Extinguishment	884	-	-	884	654	-	-	654
Inventory Impairment write-down	228	-	-	228	-	-	-	-
Loss on sale of investment	985	-	-	985	-	-	-	-
Change in fair value of warrant liability	(3,529)	-	-	(3,529)	-	-	-	-
Restructuring Costs	2,779	-	-	2,779	-	-	-	-
Adjusted EBITDA	$202	$2,694	$2,186	$5,082	$5,973	$2,535	$(196)	$8,312

	For the Six-Month Period Ended July 30, 2022				For the Six-Month Period Ended July 31, 2021
							Media
		Consumer	Commerce			Consumer	Commerce
	Entertainment	Brands	Services	Consolidated	Entertainment	Brands	Services	Consolidated
Net Loss				$(22,995)				$(7,476)
Adjustments:
Television Broadcast Rights Amortization				13,072				11,194
Depreciation and Amortization, other				7,359				5,694
Interest, net				9,684				2,655
Tax				32				30

EBITDA (as defined)	$(898)	$5,351	$2,699	$7,152	$10,978	$1,121	$(2)	$12,097

A reconciliation of EBITDA to Adjusted EBITDA is as follows:
EBITDA (as defined)	$(898)	$5,351	$2,699	$7,152	$10,978	$1,121	$(2)	$12,097
Adjustments:								-
Transaction, Settlement and Integration costs, net (a)	1,853	(156)	1,420	3,117	165	1,756	-	1,921
Non-Cash Share-Based Compensation	2,108	-	-	2,108	1,435	-	-	1,435
Loss on Debt Extinguishment	884	-	-	884	654	-	-	654
Inventory Impairment write-down	618	-	-	618	-	-	-	-
Loss on sale of investment	985	-	-	985	-	-	-	-
Change in fair value of warrant liability	(3,529)	-	-	(3,529)	-	-	-	-
Restructuring Costs	2,935	-	-	2,935	-	-	-	-
One Time Customer Adjustments	-	-	-	-	341	-	-	341
Adjusted EBITDA	$4,956	$5,195	$4,119	$14,270	$13,573	$2,877	$(2)	$16,448

(a)	Transaction, settlement, restructuring and integration costs for the three-month period ended July 30, 2022, includes transaction and integration costs related to Synacor and 1-2-3.tv transactions. For the three-month period ended July 31, 2021, includes transaction and integration costs related to the TheCloseOut.com and Christopher & Banks transactions.

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the “adjusted EBITDA” measure in its EBITDA reconciliation in order to adequately assess the operating performance of its segments and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company’s management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with GAAP and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact, including statements regarding the expected impact of high logistics costs and the impact of the Ukraine & Russia conflict are forward-looking. The Company often use words such as anticipates, believes, estimates, expects, intends, seeks, predicts, hopes, should, plans, will, or the negative of these terms and similar expressions to identify forward-looking statements, although not all forward looking-statements contain these words. These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to): variability in consumer preferences, shopping behaviors, spending and debt levels; the general economic and credit environment, including COVID-19; interest rates; seasonal variations in consumer purchasing activities; the ability to achieve the most effective product category mixes to maximize sales and margin objectives; competitive pressures on sales and sales promotions; pricing and gross sales margins; the level of cable and satellite distribution for the Company’s programming and the associated fees or estimated cost savings from contract renegotiations; the Company’s ability to establish and maintain acceptable commercial terms with third-party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands; the ability to manage operating expenses successfully and the Company’s working capital levels; the ability to remain compliant with the Company’s credit facilities covenants; customer acceptance of the Company’s branding strategy and its repositioning as a video commerce Company; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns; changes to the Company’s management and information systems infrastructure; challenges to the Company’s data and information security; changes in governmental or regulatory requirements; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings; litigation or governmental proceedings affecting the Company’s operations; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming; disruptions in the Company’s distribution of its network broadcast to customers; the Company’s ability to protect its intellectual property rights; the Company’s ability to obtain and retain key executives and employees; the Company’s ability to attract new customers and retain existing customers; changes in shipping costs; expenses related to the actions of activist or hostile shareholders; the Company’s ability to offer new or innovative products and customer acceptance of the same; changes in customer viewing habits of television programming; logistics costs including the price of gasoline and transportation; and the risks described from time to time in the Company’s reports filed with the SEC, including, but not limited to, the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this announcement. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.